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                                  EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 27, 1998 included in Excalibur Technologies Corporation's Form 10-K and 10-K/A for the year ended January 31, 1999.


                                                         /s/ Arthur Andersen LLP

Vienna, Virginia
December 21, 2000